Exhibit 99.1

Citius Pharmaceuticals, Inc. Reports Fiscal Second Quarter 2026 Financial Results and Provides Business Update

$5.6 Million in net revenue for the first half of fiscal 2026 from ongoing launch of LYMPHIR®

Citius Pharma raised $5 million in a registered direct offering; Citius Oncology secured up to $36.5 million in debt and equity financing

Advanced patient access with payer coverage near 100% of commercial lives and 83% of LYMPHIR target accounts on formulary or in review

CRANFORD, N.J., May 15, 2026 – Citius Pharmaceuticals, Inc. (“Citius Pharma” or the “Company”) (Nasdaq: CTXR), a biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products, today reported business and financial results for the fiscal second quarter ended March 31, 2026, and provided a business update, including progress at its majority-owned subsidiary, Citius Oncology, Inc. (Nasdaq: CTOR).

“The first half of fiscal 2026 demonstrated meaningful commercial progress at our majority-owned subsidiary Citius Oncology. In the four months of commercial sales since the December 2025 launch of LYMPHIR, Citius Oncology generated $5.6 million in net revenue at approximately 80% gross margins, advanced 83% of target accounts to formulary inclusion or active review, and secured payer coverage representing near 100% of covered commercial lives with no reimbursement denials reported to date. Importantly, major academic centers have begun to transition patients to local community infusion centers for treatment, a critical next phase of commercial scaling. These results reflect our efforts to build a durable patient access foundation upon which to drive growth,” said Leonard Mazur, Chairman and Chief Executive Officer of Citius Pharma and Citius Oncology.

“Subsequent to quarter end, Citius Oncology secured up to $36.5 million in combined debt and equity financing through its senior secured credit facility with Avenue Capital and the exercise of outstanding warrants, complemented by Citius Pharma’s $5 million registered direct offering. Together, these proceeds are expected to fund Citius Pharma’s activities as well as the completion of the LYMPHIR commercial field force buildout by mid-summer. This will support expanded physician engagement and broader market penetration, positioning Citius Oncology to accelerate growth as the launch matures. We believe Citius Oncology maintains sufficient inventory to support anticipated commercial demand, as well as additional demand outside the U.S., as we begin to see orders for product through our global distribution partners.”

“Moreover, we are encouraged by positive preliminary topline Phase 1 data from two investigator-initiated combination studies, with pembrolizumab and prior to CAR-T therapy, which reinforce LYMPHIR’s potential as a platform asset in combination regimens. At the Citius Pharma level, we also remain focused on advancing Mino-Lok and Halo-Lido with the FDA and on disciplined execution of our mission to bring first-in-class therapies to patients,” concluded Mazur.

Fiscal Second Quarter 2026 Business Highlights and Subsequent Developments

●	Reported key commercial metrics of LYMPHIR launch:

○	83% of target accounts had added or were actively progressing LYMPHIR through formulary review;

○	Secured near 100% of covered commercial lives; no reimbursement denials or prior authorization barriers reported;

○	Initial accounts placing repeat orders;

○	Patients beginning to transition from larger academic cancer centers to community infusion centers;

●	Announced initial shipment of LYMPHIR to Europe on April 29, 2026 through Uniphar, a leading international healthcare services company, with LYMPHIR being made available to eligible patients through Named Patient Programs (NPPs) in accordance with local regulations across 19 markets in Southern Europe, the Middle East, and additional European territories;

●	Announced positive topline results from two investigator-initiated Phase 1 studies, including:

○	LYMPHIR in combination with pembrolizumab in patients with recurrent or refractory gynecologic cancers, including ovarian and endometrial malignancies;

○	LYMPHIR administered prior to commercial CD19-directed CAR-T therapy in patients with high-risk relapsed or refractory diffuse large B-cell lymphoma (DLBCL), with positive topline safety and efficacy results; and,

●	Continued FDA engagement on Mino-Lok®, an antibiotic lock solution to salvage catheters in patients with catheter-related bloodstream infections, and on Halo-Lido (CITI-002), a topical formulation for hemorrhoids.

Fiscal Second Quarter 2026 Financial Highlights and Subsequent Events

●	Cash and cash equivalents of $4.6 million as of March 31, 2026;

●	Citius Pharma closed a $5 million registered direct offering in April 2026;

●	Citius Oncology secured up to $36.5 million in financing subsequent to quarter end, consisting of:

○	$11.5 million in gross proceeds received May 5, 2026 from the exercise of certain outstanding warrants;

○	a loan agreement of up to $25 million from Avenue Capital Group, with $10 million in gross proceeds funded at close on May 6, 2026, and up to $15 million available in subsequent tranches pending certain revenue and liquidity milestones; and,

●	Citius Pharma and Citius Oncology collectively expect to have sufficient funds to continue operations through November 2026;

●	Net product revenues of $1.7 million for the three months ended March 31, 2026, compared to no revenue in the three months ended March 31, 2025, and $5.6 million for the six months ended March 31, 2026, compared to no revenue in the six months ended March 31, 2025; quarter over quarter decline reflects larger initial orders from specialty distributors at launch in the first quarter;

●	Gross profit of $1.3 million for the three months ended March 31, 2026, and $4.5 million for the six months ended March 31, 2026; approximately 80% in both periods, reflecting continued commercial progress since the December 2025 launch of LYMPHIR;

●	R&D expenses of $1.6 million for the three months ended March 31, 2026, compared to $3.8 million for the three months ended March 31, 2025; and $3.2 million for the six months ended March 31, 2026, compared to $5.9 million for the six months ended March 31, 2025. The decrease in both periods primarily reflects reduced clinical development activity, as the prior-year periods included costs for a pre-license inspection batch of LYMPHIR previously manufactured;

●	G&A expenses of $26.4 million for the three months ended March 31, 2026, compared to $4.8 million for the three months ended March 31, 2025, primarily driven by a $19.7 million one-time CMO contract cancellation charge. G&A expenses were $32.1 million for the six months ended March 31, 2026, compared to $10.2 million for the six months ended March 31, 2025;

●	Stock-based compensation expense was $3.8 million for the three months ended March 31, 2026, compared to $2.7 million for the three months ended March 31, 2025. For the six months ended March 31, 2026, stock-based compensation was $8.1 million, compared to $5.2 million for the six months ended March 31, 2025;

●	Recognized a gain of $3.8 million from the sale of New Jersey state net operating losses under the New Jersey Technology Business Tax Certificate Transfer Program; and,

●	Net loss applicable to common stockholders of $21.2 million, or $(0.95) per share, for the three months ended March 31, 2026, compared to $10.9 million, or $(1.27) per share, for the three months ended March 31, 2025; and $29.5 million, or $(1.34) per share, for the six months ended March 31, 2026, compared to $20.7 million, or $(2.58) per share, for the six months ended March 31, 2025.

About Citius Oncology, Inc.

Citius Oncology, Inc. (Nasdaq: CTOR) is a platform to develop and commercialize novel targeted oncology therapies. In December 2025, Citius Oncology launched LYMPHIR, approved by the FDA for the treatment of adults with relapsed or refractory Stage I–III CTCL who had had at least one prior systemic therapy. Management estimates the initial market for LYMPHIR currently exceeds $400 million, is growing, and is underserved by existing therapies. Robust intellectual property protections that span orphan drug designation, complex technology, trade secrets and pending patents for immuno-oncology use as a combination therapy with checkpoint inhibitors would further support Citius Oncology’s competitive positioning. For more information, please visit www.citiusonc.com.

About Citius Pharmaceuticals, Inc.

Citius Pharmaceuticals, Inc. (Nasdaq: CTXR) is a biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products. Citius Pharma owns approximately 71% of Citius Oncology. In December 2025, Citius Oncology launched LYMPHIR, a targeted immunotherapy for the treatment of adults with relapsed or refractory Stage I–III CTCL who had had at least one prior systemic therapy. Citius Pharma’s late-stage pipeline also includes Mino-Lok®, a catheter lock solution to salvage catheters in patients with catheter-related bloodstream infections, and CITI-002 (Halo-Lido), a topical formulation for the relief of hemorrhoids. A pivotal Phase 3 trial for Mino-Lok and a Phase 2b trial for Halo-Lido were completed in 2023. Mino-Lok met primary and secondary endpoints of its Phase 3 trial. Citius Pharma is actively engaged with the FDA to outline next steps for both programs. For more information, please visit www.citiuspharma.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are made based on our expectations and beliefs concerning future events impacting Citius Pharmaceuticals. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “plan,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: our need for substantial additional funds and our ability to raise additional money to fund our operations for at least the next 12 months as a going concern; our ability to obtain, perform under and maintain financing, strategic and third party agreements and relationships, including obtaining a new bulk drug substance supplier; our ability to regain compliance with Nasdaq’s continued listing standards; our ability to successfully commercialize LYMPHIR and establish a sustainable revenue stream; the estimated markets for LYMPHIR and our product candidates and the acceptance thereof by any market; our ability to secure strategic partnerships and expand international access to LYMPHIR; our ability to use the latest technology to support our commercialization efforts for LYMPHIR; physician and patient acceptance of LYMPHIR in a competitive treatment landscape; our reliance on third-party logistics providers, distributors, and specialty pharmacies to support commercial operations; our ability to educate providers and payers, secure adequate reimbursement, and maintain uninterrupted product supply; post-marketing requirements and ongoing regulatory compliance related to LYMPHIR; the ability of LYMPHIR and our product candidates to impact the quality of life of our target patient populations; risks relating to the results of research and development activities, including those from any new pipeline assets; our ability to procure cGMP commercial-scale supply; market and other conditions; risks related to our growth strategy; patent and intellectual property matters; government regulation; as well as other risks described in our Securities and Exchange Commission (“SEC”) filings. These risks have been and may be further impacted by any future public health risks. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our SEC filings which are available on the SEC’s website at www.sec.gov, including in Citius Oncology’s Annual Report on Form 10-K for the year ended September 30, 2025, filed with the SEC on December 23, 2025 and as amended on January 28, 2026. These forward-looking statements speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Investor Contact:

Ilanit Allen

ir@citiuspharma.com

908-967-6677 x113

Media Contact:

STiR-communications

Greg Salsburg

Greg@STiR-communications.com

– Financial Tables Follow –

CITIUS PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED  BALANCE SHEETS

(Unaudited)

	March 31,	September 30,
	2026	2025
ASSETS
Current Assets:
Cash and cash equivalents	$4,590,174	$4,252,290
Accounts receivable, net of allowances	1,079,055	-
Inventory	22,659,590	22,286,693
Prepaid expenses	3,356,882	1,395,490
Total Current Assets	31,685,701	27,934,473

Operating lease right-of-use asset, net	794,518	818,694

Deposits	38,062	38,062
In-process research and development, net of accumulated amortization	90,506,250	92,800,000
Deferred financing costs	169,252	-
Goodwill	9,346,796	9,346,796
Total Other Assets	100,060,360	102,184,858

Total Assets	$132,540,579	$130,938,025

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$9,453,803	$13,693,692
License payable	17,650,000	22,650,000
Accrued expenses	24,138,264	4,190,253
Accrued compensation	3,602,007	3,292,447
Note payable	-	1,000,000
Operating lease liability	171,495	88,348
Total Current Liabilities	55,015,569	44,914,740

Deferred tax liability	7,803,790	7,770,760
Operating lease liability – noncurrent	636,667	724,925
Total Liabilities	63,456,026	53,410,425

Commitments and Contingencies

Stockholders’ Equity:
Preferred stock - $0.001 par value; 10,000,000 shares authorized; no shares issued and outstanding	-	-
Common stock - $0.001 par value; 250,000,000 shares authorized; 22,376,427 and 18,067,744 shares issued and outstanding at March 31, 2026 and September 30, 2025, respectively	22,376	18,068
Additional paid-in capital	329,775,214	306,336,239
Accumulated deficit	(268,256,054)	(238,804,129)
Total Citius Pharmaceuticals, Inc. Stockholders’ Equity	61,541,536	67,550,178
Non-controlling interest	7,543,017	9,977,422
Total Equity	69,084,553	77,527,600

Total Liabilities and Equity	$132,540,579	$130,938,025

CITIUS PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED MARCH 31, 2026 AND 2025

(Unaudited)

	Three Months Ended		Six Months Ended
	March 31,	March 31,	March 31,	March 31,
	2026	2025	2026	2025
Revenues	$1,667,298	$—	$5,611,409	$—
Cost of revenues	(328,878)	—	(1,118,086)	—
Gross Profit	1,338,420	—	4,493,323	—

Operating Expenses
Research and development	1,633,518	3,766,525	3,233,237	5,893,563
Amortization of in-process research and development	1,720,312	—	2,293,750	—
General and administrative	26,391,101	4,792,122	32,111,828	10,179,874
Stock-based compensation – general and administrative	3,788,275	2,702,031	8,068,502	5,226,855
Total Operating Expenses	33,533,206	11,260.678	45,707,317	21,300,292

Operating Loss	(32,194,786)	(11,260,678)	(41,213,994)	(21,300,292)

Other Income (Expense)
Interest income	53,584	13,413	98,681	36,021
Gain on sale of New Jersey net operating losses	3,833,277	—	3,833,277	—
Interest expense	(33,031)	—	(188,569)	—
Total Other Income, Net	3,853,830	13,413	3,743,389	36,021

Loss before Income Taxes	(28,340,956)	(11,247,265)	(37,470,605)	(21,264,271)
Income tax expense (benefit)	(231,210)	264,240	33,030	528,480

Net Loss	(28,109,746)	(11,511,505)	(37,503,635)	(21,792,751)
Net loss attributable to non-controlling interest	6,878,606	595,000	8,051,710	1,108,000

Net loss applicable to common stockholders	$(21,231,140)	$(10,916,505)	$(29,451,925)	$(20,684,751)

Net Loss Per Share - Basic and Diluted	$(0.95)	$(1.27)	$(1.34)	$(2.58)

Weighted Average Common Shares Outstanding
Basic and diluted (includes pre-funded warrants from the October 2025 offering)	22,376,427	8,581,207	21,931,009	8,029,834

CITIUS PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED MARCH 31, 2026 AND 2025

(Unaudited)

	2026	2025
Cash Flows From Operating Activities:
Net loss	$(37,503,635)	$(21,792,751)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	8,068,502	5,226,855
Issuance of common stock for services	107,510	-
Issuance of common stock warrant	68,597	-
Amortization of in-process research and development	2,293,750	-
Amortization (accretion) of operating lease right-of-use asset	24,176	110,845
Deferred income tax expense	33,030	528,480
Changes in operating assets and liabilities:
Accounts receivable, net of allowances	(1,079,055)	-
Inventory	(372,897)	(7,070,487)
Prepaid expenses	(1,961,392)	(308,791)
Accounts payable	(4,239,889)	4,441,023
Accrued expenses	19,948,011	8,762,217
Accrued compensation	309,560	955,048
Operating lease liability	(5,111)	(117,767)
Net Cash Used In Operating Activities	(14,308,843)	(9,265,328)

Cash Flows From Investing Activities:
License fee payments	(5,000,000)	—
Net Cash Used in Investing Activities	(5,000,000)	—

Cash Flows From Financing Activities:
Repayment of note payable	(1,000,000)	—
Deferred financing costs	(169,252)	—
Proceeds from exercise of Citius Oncology pre-funded warrants	818	—
Net proceeds from common stock offerings	20,815,161	6,039,858
Net Cash Provided By Financing Activities	19,646,727	6,039,858

Net Change in Cash and Cash Equivalents	337,884	(3,225,470)
Cash and Cash Equivalents - Beginning of Period	4,252,290	3,251,880
Cash and Cash Equivalents - End of Period	$4,590,174	$26,410
Supplemental Disclosures of Cash Flow Information and Non-cash Transactions:
Interest paid	$105,310	$—
Operating lease right-of-use asset and liability recorded	$—	$786,697